Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income Before Income Taxes

(Millions)	2021	2020	2019
United States	$3,716	$3,795	$2,954
International	3,488	3,000	2,689
Total	$7,204	$6,795	$5,643
Provision for Income Taxes

(Millions)	2021	2020	2019
Currently payable
Federal	$756	$720	$534
State	104	123	59
International	597	632	673
Deferred
Federal	(219)	(44)	(43)
State	(25)	(17)	(28)
International	72	(77)	(81)
Total	$1,285	$1,337	$1,114
Components of Deferred Tax Assets and Liabilities

(Millions)	2021	2020
Deferred tax assets:
Accruals not currently deductible
Employee benefit costs	$237	$232
Product and other claims	257	338
Miscellaneous accruals	157	153
Pension costs	351	849
Stock-based compensation	249	231
Advanced payments	286	—
Net operating/capital loss/state tax credit carryforwards	120	148
Foreign tax credits	115	100
Currency translation	—	90
Lease liabilities	219	227
Product and other insurance receivables	48	—
Inventory	68	54
Other	31	112
Gross deferred tax assets	2,138	2,534
Valuation allowance	(142)	(135)
Total deferred tax assets	1,996	2,399

Deferred tax liabilities:
Product and other insurance receivables	—	(4)
Accelerated depreciation	(665)	(606)
Intangible amortization	(985)	(1,023)
Right-of-use asset	(222)	(228)
Total deferred tax liabilities	(1,872)	(1,861)

Net deferred tax assets	$124	$538
The net deferred tax assets are included as components of Other Assets and Other Liabilities within the Consolidated Balance Sheet. See Note 7 “Supplemental Balance Sheet Information” for further details.
As of December 31, 2021, the Company had tax effected operating losses, capital losses, and tax credit carryovers for federal (approximately $115 million), state (approximately $75 million), and international (approximately $44 million), with all amounts before limitation impacts and valuation allowances. Federal tax attribute carryovers will expire after one to 10 years, the state after one to 11 years, and the international after one year to an indefinite carryover period. As of December 31, 2021, the Company has provided $142 million of valuation allowance against certain of these deferred tax assets based on management’s determination that it is more-likely-than-not that the tax benefits related to these assets will not be realized.
Reconciliation of Effective Income Tax Rate

	2021	2020	2019
Statutory U.S. tax rate	21.0%	21.0%	21.0%
State income taxes - net of federal benefit	0.9	1.2	0.5
International income taxes - net	(1.2)	(1.2)	0.2
Global Intangible Low Taxed Income (GILTI)	0.7	0.8	1.8
Foreign Derived Intangible Income (FDII)	(3.1)	(1.8)	(2.9)
U.S. research and development credit	(0.7)	(1.0)	(1.7)
Reserves for tax contingencies	0.6	0.5	2.3
Employee share-based payments	(0.6)	(0.5)	(1.3)
All other - net	0.2	0.7	(0.2)
Effective worldwide tax rate	17.8%	19.7%	19.7%
The effective tax rate for 2021, 2020, and 2019 were 17.8 percent, 19.7 percent, and 19.7 percent, respectively. These reflect a decrease of 1.9 percentage points from 2020 to 2021 and a flat comparison from 2019 to 2020. The primary factors that decreased the effective tax rate for 2021 were geographical income mix and favorable adjustments in 2021 related to impacts of U.S. international tax provisions.
The 2017 Tax Cuts and Jobs Act (TCJA) involved a transition tax that is payable over eight years beginning in 2018. As of December 31, 2021 and December 31, 2020, 3M reflected $508 million and $584 million, respectively, in long term income taxes payable. As of December 31, 2021 and December 31, 2020, 3M reflected $68 million and $69 million, respectively, payable within one year associated with the transition tax.
The IRS has completed its field examination of the Company’s U.S. federal income tax returns through 2018, but the years 2005 through 2017 have not closed as the Company is in the process of resolving issues identified during those examinations. In addition to the U.S. federal examination, there is also audit activity in several U.S. state and foreign jurisdictions where the Company is subject to ongoing tax examinations and governmental assessments, which could be impacted by evolving political environments in those jurisdictions. As of December 31, 2021, no taxing authority proposed significant adjustments to the Company’s tax positions for which the Company is not adequately reserved.
It is reasonably possible that the amount of unrecognized tax benefits could significantly change within the next 12 months. The Company has ongoing federal, state and international income tax audits in various jurisdictions and evaluates uncertain tax positions that may be challenged by local tax authorities and not fully sustained. These uncertain tax positions are reviewed on an ongoing basis and adjusted in light of facts and circumstances including progression of tax audits, developments in case law and closing statutes of limitation. At this time, the Company is not able to estimate the range by which these potential events could impact 3M’s unrecognized tax benefits within the next 12 months.
The Company recognizes the amount of tax benefit that has a greater than 50 percent likelihood of being ultimately realized upon settlement. A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (UTB) is as follows:
Federal, State and Foreign Tax

(Millions)	2021	2020	2019
Gross UTB Balance at January 1	$1,113	$1,167	$647

Additions based on tax positions related to the current year	91	74	76
Additions for tax positions of prior years	22	106	132
Additions related to recent acquisitions	—	—	396
Reductions for tax positions of prior years	(60)	(173)	(56)
Settlements	(57)	(8)	(4)
Reductions due to lapse of applicable statute of limitations	(38)	(53)	(24)

Gross UTB Balance at December 31	$1,071	$1,113	$1,167

Net UTB that would impact the effective tax rate at December 31	$1,112	$1,145	$1,178
The total amount of UTB, if recognized, would affect the effective tax rate by $1,112 million as of December 31, 2021, $1,145 million as of December 31, 2020, and $1,178 million as of December 31, 2019. The ending net UTB results from adjusting the gross balance for deferred items, interest and penalties, and deductible taxes. The net UTB is included as components of Other Assets, Accrued Income Taxes, and Other Liabilities within the Consolidated Balance Sheet.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. The Company recognized in the consolidated statement of income on a gross basis approximately $14 million of expense, $21 million of expense, and $33 million of expense in 2021, 2020, and 2019, respectively. The amount of interest and penalties recognized may be an expense or benefit due to new or remeasured unrecognized tax benefit accruals. At December 31, 2021, and December 31, 2020, accrued interest and penalties in the consolidated balance sheet on a gross basis were $140 million and $126 million, respectively. Included in these interest and penalty amounts are interest and penalties related to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.
As a result of certain employment commitments and capital investments made by 3M, income from certain foreign operations in the following countries is subject to reduced tax rates or, in some cases, is exempt from tax for years through the following: China (2022), Switzerland (2026), Brazil (2029) and Singapore (2032). The income tax benefits attributable to the tax status of these subsidiaries are estimated to be $204 million (36 cents per diluted share) in 2021, $163 million (28 cents per diluted share) in 2020, and $127 million (22 cents per diluted share) in 2019.
As of December 31, 2021, the Company has approximately $17.7 billion of undistributed earnings in its foreign subsidiaries. Approximately $5.5 billion of these earnings are no longer considered permanently reinvested. The incremental tax cost to repatriate these earnings to the US is immaterial. The Company has not provided deferred taxes on approximately $12.2 billion of undistributed earnings from non-U.S. subsidiaries as of December 31, 2021 which are indefinitely reinvested in operations. Because of the multiple avenues by which to repatriate the earnings to minimize tax cost, and because a large portion of these earnings are not liquid, it is not practical to determine the income tax liability that would be payable if such earnings were not reinvested indefinitely.